MERRILL LYNCH
SENIOR FLOATING
RATE FUND II, INC.



FUND LOGO



Semi-Annual Report

February 29, 2000




This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Senior Floating
Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund II, Inc.


DEAR SHAREHOLDER

Fund Performance
The Fund's effective net annualized yield for the six months ended February 29, 2000 was 7.48%. During the six-month period ended February 29, 2000, the Fund earned $0.373 per share income dividends, representing a net annualized yield of 7.48%, based on a month-end per share net asset value of $9.99. For the six months ended February 29, 2000, the Fund's total investment return was +3.58%, based on a change in per share net asset value from $10.01 to $9.99, and assuming reinvestment of $0.373 per share income dividends. Since inception (March 26, 1999) through February 29, 2000, the Fund's total investment return was +6.71%, based on a change in per share net asset value from $10.00 to $9.99, and assuming reinvestment of $0.646 per share income dividends.

Investment Approach
Merrill Lynch Senior Floating Rate Fund II, Inc. consists largely of participations in leveraged bank loans. The high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans. This is driven usually by two factors. First, bank loans are typically senior secured obligations, thus generally offering investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value generally does not move conversely with interest rate fluctuations as is the case with fixed-income bonds.

Market Review
Market conditions were difficult for high-yield bonds and bank loans during 1999. While benefiting from a strong economy, the high-yield market suffered from an increase in Treasury interest rates resulting from inflationary fears and a rise in default rates. To keep the economy from overheating and igniting inflation, the Federal Reserve Board increased the Federal Funds rate (the rate US banks charge each other for overnight loans) 100 basis points (1.00%) to 5.75% in the last 12 months. This sharp spike in interest rates resulted in the high-yield market posting its second consecutive year of declining prices. Although the rise in interest rates helped the yields on bank loans, the rise in default rates caused the price of loans to deteriorate.

Credit spreads (the difference over a risk-free investment that an investor requires to invest in leveraged loans) rose in 1999, although not as dramatically as after the emerging market crisis in 1998. The two forces behind higher new-issue credit spreads were rising default rates and heightened illiquidity. High-yield bond defaults rose during the year to a 5.5% annual rate, the highest level in almost a decade, as 86 domestic issuers defaulted in 1999, representing $22 billion in par amount, compared to 46 issuers and $7.9 billion in 1998. Ironically, the high level of defaults occurred during a period of strong economic growth. This was the result of several factors. First, lower commodity prices, especially in energy and chemicals, from global overcapacity derived from the 1998 Asian financial crisis drove smaller companies to lose access to capital at a time when business prospects were pressured. Second, in response to huge demand, heavy issuance of high-yield debt from 1996 to 1998 strained underwriting standards and lower quality transactions entered the marketplace. In addition, pricing power vanished in the global competitive arena, unfavorably positioning producers of low value-added products. Finally, the healthcare industry was specifically damaged by governmental change in reimbursement rates. Going forward into 2000 and 2001, these trends have already shifted direction. In general, the global markets have turned around and demand for commodities should improve, raising prices. In addition, new issuance has been subdued and healthcare issuance has been almost non-existent. Therefore, we believe there will be a reduction in the default rate over the near term. Rising interest rates, anemic demand for high-yield issues and concerns surrounding Year 2000 readiness resulted in higher illiquidity in the bank loan and high-yield bond markets.

The loan market also experienced more volatility in 1999 than its historical norm because of the higher default rate. Loan investors, seeking to prevent the anticipated problems associated with financial restructurings, sold loans that reported weaker-than-expected financial results faster to avoid potential problems. This increased trading activity heightened volatility, as dealers became less optimistic about providing liquidity for borrowers that were not meeting projected budgets. In addition, loan investors dynamically shifted their portfolios, increasing exposure to less volatile sectors or adding exposure to sectors with greater potential for credit improvement. In essence, the loan market appears to be assuming portfolio management practices similar to other markets, substantiating our view that loans do have prices, actively trade, and should be valued on the basis of available market quotations, rather than being marked at face value for the life of the loan.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


The technical and fundamental problems of the high-yield market have resulted in outflows rather consistently for the past ten months. Because of fund redemptions and higher interest rates, the high-yield bond sector (as measured by the unmanaged Donaldson, Lufkin and Jenrette High Yield Index) generated a poor total return of +1.60% for the six-month period ended February 29, 2000. Bank loans (as measured by the unmanaged Donaldson, Lufkin and Jenrette Leveraged Loan Index Plus) fared better, given the floating rate nature of the asset class, and generated a return of +2.27% for the same period. Merrill Lynch Senior Floating Rate Fund II, Inc. outperformed the Indexes as a result of its higher exposure to outperforming sectors such as cable television, wired telecommunications and broadcasting - radio and television. In addition, the Fund had a lower percentage of distressed issues while none of its issues defaulted, which benefited Fund performance.

Investment Activities
At February 29, 2000, Merrill Lynch Senior Floating Rate Fund II, Inc. had approximately $284.1 million out of $349.0 million, or 81%, of its total investment assets committed for investment in corporate loan interests. Assets not invested in loan interests were invested in high-quality, short-term securities. As of February 29, 2000, more than 98% of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, particularly the Federal Funds rate. Since the reset period on the Fund's floating rate investments is between 30 days and 90 days, the yield on the bank loan portion of the Fund is likely to move in the same direction within a short period of time after any change in the Federal Funds rate. By period-end, the Fund was comprised of 75 borrowers across 35 industries. (See the "Portfolio Profile" on page 18 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries as of February 29, 2000.)

Investment Strategy
Throughout the six months ended February 29, 2000, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics in the form of its floating rate spreads over LIBOR. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. During the period, we focused on the better-priced new-issue market where transactions were available at yields relative to LIBOR that were 0.25% to 0.50% greater than was the case in February 1999. New-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors have become more demanding. Some of the leveraged bank loans brought to market recently are currently trading above issue price, particularly in the wireless telecommunication and cable television services sectors.

Substantial merger and acquisition activity and better-than-expected subscriber growth have attracted equity capital to the wireless telecommunications sector. As a result, Nextel Communications, Inc., the Fund's largest holding, and VoiceStream PCS have both performed well. In 1999, Nextel Communications entered the Standard & Poor's 500 Index, a tribute to its success in meeting investors' high expectations for growth and profitability. While a potential acquisition by MCI WorldCom Inc. fell through in 1999, it highlighted the strategic value of the company and since that time the stock has tripled. Nextel Communications remains a core holding of the Fund, and we expect its credit profile to continue to improve. Looking ahead, we expect to emphasize growth sectors, such as wireless telecommunications, that are exhibiting improving credit trends and have access to equity capital.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


In Conclusion
As difficult as the fiscal year ended February 29, 2000 was for the loan market and the Fund, their performances illustrate the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This attribute continues to draw many new institutional buyers to the bank loan market as they become increasingly attracted to the risk and return attributes of the asset class. In our view, the current rising short-term interest rate environment should increase the yield characteristics of the portfolio. We believe that both the technical and fundamental aspects are improving in the bank loan sector. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to seek to enhance total return potential in the coming months.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager



(Gilles Marchand)
Gilles Marchand
Vice President and Co-Portfolio Manager



(Paul Travers)
Paul Travers
Vice President and Co-Portfolio Manager



April 11, 2000



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000



RISK/REWARD OF VARIOUS ASSETS

The graph below plots the annualized return and volatility experienced by several asset classes averaged over the last eight years. The annualized returns represent the annualization of the monthly series of returns for each asset class over the time period indicated. The annualized volatility represents the annualization of the monthly series of standard deviation for each asset class over the time period indicated. Asset classes resting on the capital markets line, linking the risk/return data points for money market securities and the broad equity market, experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans fall above the line, which illustrates that, compared to other asset classes, the bank loan market provided superior risk/reward characteristics over the period.


The graph described above appears here.


Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, c2000 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes: US 30-day Treasury Bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S. LT Index (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment-Grade Bonds); Donaldson, Lufkin & Jenrette HY Index (High Yield Bonds); Donaldson Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds); and Standard & Poor's 500 Index (Broad Equity Market).

Money market securities are managed to maintain stable net asset values and are highly liquid. US long-term Treasury bonds and US intermediate Treasury bonds are guaranteed by the US government, and, if held at maturity, offer both a fixed investment return and a fixed principal value. Investment-grade bonds, although not guaranteed by the US government, also offer both fixed principal value and investment return if held at maturity. High-yield bonds, emerging market bonds and leveraged loans entail greater risk than investment-grade bonds or loans. Certain leveraged bank loans may be considered illiquid.

Past performance is not a guarantee of future results. The Fund's performance is not represented in the above chart.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


THE BENEFITS AND RISKS OF LEVERAGING

Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick-up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS
                S&P     Moody's    Face                       Senior Secured
Industries     Rating    Rating   Amount              Floating Rate Loan Interests*                            Value
Aircraft &      BB-     Ba3    $  860,676   Fairchild Semiconductors Corp., Term, due 4/30/2006           $      860,676
Parts--0.2%

Amusement &     B+      Ba3     6,000,000   Premier Park Inc., Term B, due 9/30/2005                           6,043,146
Recreational    B1      Ba3     5,000,000   SFX Entertainment Inc., Term B, due 7/29/2006                      5,004,375
Services--3.1%                                                                                            --------------
                                                                                                              11,047,521

Automotive                                  Collins & Aikman Corp.:
Equipment--2.8% BB-     Ba3     2,420,000     Term B, due 6/30/2005                                            2,401,245
                BB-     Ba3     1,485,000     Term C, due 12/31/2005                                           1,477,112
                                            Safelite Glass Corp.:
                B+      B1      1,243,750     Term B, due 12/23/2004                                             679,087
                B+      B1      1,243,750     Term C, due 12/23/2005                                             679,087
                                            Tenneco Automotive Inc.:
                BB      Ba3     2,500,000     Term B, due 11/02/2007                                           2,517,970
                BB      Ba3     2,500,000     Term C, due 5/02/2008                                            2,517,970
                                                                                                          --------------
                                                                                                              10,272,471

Broadcasting    B       B1      4,000,000   Benedek Broadcasting, Term, due 11/20/2007                         3,993,752
Radio &         NR++    NR++    6,000,000   Corus Entertainment Inc., Term, due 8/31/2007                      6,018,750
Television                                  Cumulus Media Inc.:
--5.9%          B+      B1      1,800,000     Term B, due 9/30/2007                                            1,809,563
                NR++    Ba3     1,200,000     Term C, due 2/28/2008                                            1,206,376
                NR++    Ba3     7,000,000   Gray Communications Systems, Term B, due 12/31/2005                7,037,191
                NR++    NR++    1,000,000   VHR Broadcasting, Term B, due 9/30/2007                            1,001,875
                                                                                                          --------------
                                                                                                              21,067,507

Building        B+      NR++    2,992,105   Better Minerals, Term B, due 9/30/2007                             3,003,326
Materials       BB-     B1      2,000,000   Trussway Industries, Term B, due 12/31/2006                        1,990,000
--1.4%                                                                                                    --------------
                                                                                                               4,993,326

Business        B+      B1      3,000,000   Muzak Audio, Term B, due 12/31/2006                                3,009,999
Services--0.8%

Cable           NR++    NR++    5,000,000   CCVI Operations, Term B, due 11/12/2008                            5,009,820
Television      BB+     Ba3    10,000,000   Charter Communications, Term B, due 3/18/2008                     10,029,330
Services--7.0%  BB-     B1      5,210,526   Classic Cable Inc., Term B, due 1/31/2008                          5,215,086
                B+      B1      5,000,000   Pegasus Media Communications Inc., Term, due 4/30/2005             5,014,585
                                                                                                          --------------
                                                                                                              25,268,821

Chemicals                                   Huntsman ICI Chemicals LLC.:
--4.2%          BB      Ba3     5,000,000     Term B, due 6/30/2007                                            5,039,284
                BB      Ba3     5,000,000     Term C, due 6/30/2008                                            5,039,284
                NR++    Ba3     4,962,500   Lyondell Petrochemical Co., Term E, due 5/17/2006                  5,094,954
                                                                                                          --------------
                                                                                                              15,173,522

Computer                                    Bridge Information:
Related         NR++    NR++    2,123,610     Term, due 5/29/2003                                              2,022,738
Products--1.7%  NR++    NR++    4,225,984     Term B, due 5/29/2005                                            4,072,204
                                                                                                          --------------
                                                                                                               6,094,942

Diversified     B+      Ba1     2,992,500   Blount International Inc., Term B, due 6/30/2006                   3,011,203
--0.8%

Drilling--0.6%  B+      B1      1,995,000   Key Energy Services Inc., Term B, due 9/14/2004                    1,998,741

Drug/           B+      B1      2,450,000   Duane Reade Co., Term B, due 2/13/2005                             2,450,767
Proprietary
Stores--0.7%


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's    Face                       Senior Secured
Industries     Rating    Rating   Amount              Floating Rate Loan Interests*                            Value
Electronics/    B+      B1     $1,988,000   Dynamic Details, Term B, due 4/22/2005                        $    1,963,150
Electrical      BB-     Ba3     3,000,000   Intersil Corp., Term, due 8/04/2005                                3,008,439
Components--                                Semiconductor:
4.3%            BB-     Ba3     1,444,444     Term B, due 8/04/2005                                            1,459,972
                BB-     Ba3     1,555,555     Term C, due 8/04/2007                                            1,572,278
                B+      Ba3     4,560,089   Superior Telecom, Term A, due 5/27/2004                            4,560,659
                B+      B1      2,997,423   ViaSystems Inc., Term C, due 6/30/2005                             2,942,471
                                                                                                          --------------
                                                                                                              15,506,969

Energy--0.1%    NR++    Ba3       326,224   Plains Scurlock, Term B, due 5/12/2004                               322,554

Environmental                               URS Corp.:
Services--0.6%  BB      Ba3       995,000     Term B, due 6/09/2006                                            1,003,084
                BB      Ba3       995,000     Term C, due 6/09/2007                                            1,003,084
                                                                                                          --------------
                                                                                                               2,006,168

Financial       BB+     Ba3     5,000,000   Sovereign Bancorp. Inc., Term, due 11/17/2003                      5,021,875
Services--1.4%

Food & Kindred                              Specialty Foods, Inc.:
Products--0.6%  NR++    B3        734,114     Revolving Credit, due 1/31/2001                                    730,444
                NR++    B3      1,252,844     Term, due 1/31/2001                                              1,255,976
                                                                                                          --------------
                                                                                                               1,986,420

Furniture &                                 Simmons Co.:
Fixtures--1.7%  B+      Ba3     2,488,609     Term B, due 10/29/2005                                           2,492,499
                B+      Ba3     3,656,587     Term C, due 10/29/2006                                           3,662,303
                                                                                                          --------------
                                                                                                               6,154,802

Grocery--1.1%   B       B2      4,000,000   Grand Union Co., Term, due 8/17/2003                               3,980,000

Hotels &        NR++    NR++    6,288,240   Strategic Holdings Inc., Term, due 11/16/2004                      6,311,821
Motels--3.4%                                Wyndam International, Inc.:
                B+      B3      2,000,000     Term, due 6/30/2004                                              1,974,062
                B+      B3      4,000,000     Term, due 6/30/2006                                              3,895,556
                                                                                                          --------------
                                                                                                              12,181,439

Leasing &       BB-     B1      1,990,000   Anthony Crane Rental L.P., Term, due 7/20/2006                     1,941,908
Rental                                      Avis Rent A Car Inc.:
Services--3.6%  BB+     Ba3     2,500,000     Term B, due 6/30/2006                                            2,516,537
                BB+     Ba3     2,500,000     Term C, due 6/30/2007                                            2,518,125
                BB-     Ba3     3,000,000   Nations Rent Inc., Term B, due 7/20/2006                           2,998,749
                BB-     NR++    2,992,500   Rent Way Inc., Term B, due 9/30/2006                               2,998,111
                                                                                                          --------------
                                                                                                              12,973,430

Manufacturing   NR++    NR++    5,000,000   Citation Corporation, Term B, due 12/01/2007                       4,951,565
--4.2%                                      Mueller Industries Inc.:
                NR++    NR++    2,487,500     Term B, due 8/16/2006                                            2,504,214
                NR++    NR++    2,487,500     Term C, due 8/16/2007                                            2,504,214
                BB-     Ba3     5,000,000   Terex Corp., Term C, due 2/05/2006                                 5,013,020
                                                                                                          --------------
                                                                                                              14,973,013


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (continued)
                S&P     Moody's    Face                       Senior Secured
Industries     Rating    Rating   Amount              Floating Rate Loan Interests*                            Value
Medical         B+      B1     $2,000,000   Hanger Orthopedic Group Inc., Term B, due 12/30/2006          $    1,926,250
Equipment--1.2%                             Dade Behring Inc.:
                B+      Ba3     1,243,750     Term B, due 6/30/2006                                            1,247,082
                B+      Ba3     1,243,750     Term C, due 6/30/2007                                            1,247,082
                                                                                                          --------------
                                                                                                               4,420,414

Metals &        CCC-    NR++      980,000   AEI Resources Inc., Term B, due 12/31/2004                           869,750
Mining          BB      NR++    1,988,984   Asarco Inc., Term 2, due 5/15/2001                                 1,985,255
--1.6%          BB-     Ba2     2,992,500   LTV Corporation, Term, due 11/10/2004                              3,011,203
                                                                                                          --------------
                                                                                                               5,866,208

Packaging--2.1%                             Packaging Co.:
                BB      Ba3     3,795,726     Term B, due 4/12/2007                                            3,817,077
                BB      Ba3     3,795,726     Term C, due 4/12/2008                                            3,817,077
                                                                                                          --------------
                                                                                                               7,634,154

Paper--1.8%     B+      Ba3       319,444   Jefferson Smurfit Company/Container Corp. of America,
                                            Term B, due 3/24/2006                                                320,223
                B+      B1      3,614,938   Riverwood International Corp., Term B, due 2/28/2004               3,629,813
                B+      Ba3     2,396,930   Stone Container Corp., Term E, due 10/01/2003                      2,406,604
                                                                                                          --------------
                                                                                                               6,356,640

Printing &      B+      Ba3     1,971,637   Advanstar Communications Inc., Term C, due 6/30/2007               1,977,798
Publishing      BB      Ba3     3,000,000   Big Flower Holdings Inc., Term B, due 12/06/2008                   3,012,189
--3.9%          BB+     Ba1     6,000,000   Hollinger International Publishing Inc., Term B, due
                                            12/31/2004                                                         6,048,750
                BB-     B1      1,995,000   Merrill Communications LLC, Term B, due 11/23/2007                 2,009,340
                B+      B1      1,000,000   Reiman Publications, Term B, due 12/01/2005                        1,003,750
                                                                                                          --------------
                                                                                                              14,051,827

Property        NR++    Ba3     5,000,000   NRT Inc., Term, due 7/31/2004                                      4,979,690
Management      NR++    Ba3     2,985,000   Prison Realty Trust Inc., Term C, due 12/31/2002                   2,984,069
--2.2%                                                                                                    --------------
                                                                                                               7,963,759

Restaurants                                 Domino & Bluefence:
& Food          B+      B1        994,963     Term B, due 12/21/2006                                           1,000,249
Service--0.6%   B+      B1        996,000     Term C, due 12/21/2007                                           1,001,514
                                                                                                          --------------
                                                                                                               2,001,763

Tower           BB-     B1      5,000,000   American Tower L.P., Term B, due 12/30/2007                        5,038,540
Construction    NR++    NR++    5,000,000   Specrasite Communications, Term B, due 6/30/2006                   5,017,500
& Leasing--2.8%                                                                                           --------------
                                                                                                              10,056,040

Transportation  NR++    Ba1     5,000,000   Kansas City Southern Railroad, Term B, due 12/29/2006              5,038,280
Services--2.8%  B+      B1      2,000,000   North American Van Lines Inc., Term B, due 11/18/2007              1,996,876
                NR++    Ba2     2,976,341   Travel Centers of America Inc., Term B, due 3/27/2005              2,993,083
                                                                                                          --------------
                                                                                                              10,028,239

Utilities--2.1% NR++    Baa3    7,500,000   AES Texas Funding II, Term, due 5/19/2001                          7,509,375


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


SCHEDULE OF INVESTMENTS (concluded)
                S&P     Moody's    Face                       Senior Secured
Industries     Rating    Rating   Amount              Floating Rate Loan Interests*                            Value
Waste                                       Allied Waste:
Management--    BB      Ba3   $ 2,272,727     Term B, due 6/30/2006                                       $    2,194,095
2.2%            BB      Ba3     2,727,273     Term C, due 6/30/2007                                            2,634,496
                BB-     B1      3,000,000   Stericycle Inc., Term B, due 11/10/2006                            3,016,407
                                                                                                          --------------
                                                                                                               7,844,998

Wireless                                    Dobson Sygnet Operating Co.:
Telecommun-     NR++    B3      1,950,968     Term B, due 3/23/2007                                            1,958,633
ications--5.6%  NR++    B3      1,980,000     Term C, due 12/23/2007                                           1,990,520
                                            Nextel Communications Inc.:
                NR++    Ba2     2,500,000     Term B, due 6/30/2008                                            2,527,232
                NR++    Ba2     2,500,000     Term C, due 12/31/2008                                           2,527,233
                BB-     NR++    5,000,000   PowerTel PCS, Inc., Term B, due 12/31/2006                         4,984,375
                NR++    B2      1,000,000   Tritel Holdings, Term B, due 12/31/2007                            1,003,250
                B+      B1      5,000,000   VoiceStream Wireless Corporation, Term B, due 2/25/2009            5,029,295
                                                                                                          --------------
                                                                                                              20,020,538

                                            Total Senior Secured Floating Rate Loan Interests
                                            (Cost--$284,417,296)--79.1%                                      284,110,121


                                                        Short-Term Securities

Commercial                     12,000,000   CSW Credit Inc., 5.76% due 3/13/2000                              11,976,960
Paper**--15.2%                 16,906,000   General Motors Acceptance Corp., 5.94% due 3/01/2000              16,906,000
                                8,000,000   Hertz Corporation, 5.75% due 3/08/2000                             7,991,056
                               10,000,000   Morgan (J.P. & Co.), Inc., 5.78% due 3/10/2000                     9,985,550
                                8,000,000   Transamerica Finance Corporation, 5.76% due 3/16/2000              7,980,800
                                                                                                          --------------
                                                                                                              54,840,366

US Government Agency                        Federal Home Loan Mortgage Corporation:
Obligations**--2.8%             8,000,000     5.64% due 3/02/2000                                              7,998,747
                                2,050,000     5.71% due 3/09/2000                                              2,047,399
                                                                                                          --------------
                                                                                                              10,046,146

                                            Total Short-Term Securities
                                            (Cost--$64,886,512)--18.0%                                        64,886,512


Total Investments (Cost--$349,303,808)--97.1%                                                                348,996,633

Other Assets Less Liabilities--2.9%                                                                           10,243,765
                                                                                                          --------------
Net Assets--100.0%                                                                                        $  359,240,398
                                                                                                          ==============



 *The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Not Rated.


See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 29, 2000
Assets:             Investments, at value (identified cost--$349,303,808)                                $   348,996,633
                    Cash                                                                                       4,655,763
                    Receivables:
                      Capital shares sold                                            $     3,475,908
                      Interest                                                             2,749,023           6,224,931
                                                                                     ---------------
                    Prepaid registration fees and other assets                                                   215,896
                                                                                                         ---------------
                    Total assets                                                                             360,093,223
                                                                                                         ---------------

Liabilities:        Payables:
                      Dividends to shareholders                                              549,439
                      Investment adviser                                                     210,141
                      Administrator                                                           88,481
                      Committment fees                                                         2,971             851,032
                                                                                     ---------------
                    Deferred income                                                                                1,793
                                                                                                         ---------------
                    Total liabilities                                                                            852,825
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   359,240,398
                                                                                                         ===============

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                           $     3,596,121
                    Paid-in capital in excess of par                                                         356,062,183
                    Accumulated realized capital losses on investments--net                                     (112,536)
                    Unrealized depreciation on investments--net                                                 (305,370)
                                                                                                         ---------------
                    Net Assets--Equivalent to $9.99 per share based on shares of
                    35,961,211 capital stock outstanding                                                 $   359,240,398
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       February 29, 2000
Investment          Interest and discount earned                                                         $    12,960,640
Income:             Facility and other fees                                                                      216,105
                                                                                                         ---------------
                    Total income                                                                              13,176,745
                                                                                                         ---------------

Expenses:           Investment advisory fees                                         $     1,398,443
                    Administrative fees                                                      588,818
                    Registration fees                                                         97,853
                    Professional fees                                                         84,291
                    Transfer agent fees                                                       63,032
                    Tender offer costs                                                        52,318
                    Printing and shareholder reports                                          49,063
                    Accounting services                                                       41,730
                    Assignment fees                                                           34,371
                    Borrowing costs                                                           15,853
                    Directors' fees and expenses                                              12,050
                    Custodian fees                                                            11,611
                    Other                                                                     12,404
                                                                                     ---------------
                    Total expenses before reimbursement                                    2,461,837
                    Reimbursement of expenses                                               (364,531)
                                                                                     ---------------
                    Total expenses after reimbursement                                                         2,097,306
                                                                                                         ---------------
                    Investment income--net                                                                    11,079,439
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                           (107,497)
Unrealized Loss on  Change in unrealized appreciation/depreciation on
Investments--Net:   investments--net                                                                            (355,138)
                                                                                                         ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $    10,616,804
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                     For the Six         For the Period
                                                                                     Months Ended       March 26, 1999++
Increase (Decrease) in Net Assets:                                                February 29, 2000    to August 31, 1999
Operations:         Investment income--net                                           $    11,079,439     $     4,460,004
                    Realized loss on investments--net                                       (107,497)             (5,039)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (355,138)             49,768
                                                                                     ---------------     ---------------
                    Net increase in net assets resulting from operations                  10,616,804           4,504,733
                                                                                     ---------------     ---------------

Dividends to        Investment income--net                                               (11,079,439)         (4,460,004)
Shareholders:                                                                        ---------------     ---------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                         (11,079,439)         (4,460,004)
                                                                                     ---------------     ---------------

Capital Share       Net increase in net assets resulting from capital shares
Transactions:       transactions                                                         130,277,328         229,280,976
                                                                                     ---------------     ---------------

Net Assets:         Total increase in net assets                                         129,814,693         229,325,705
                    Beginning of period                                                  229,425,705             100,000
                                                                                     ---------------     ---------------
                    End of period                                                    $   359,240,398     $   229,425,705
                                                                                     ===============     ===============


                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statement of Cash Flows
                                                                                                For the Six Months Ended
                                                                                                       February 29, 2000
Cash Provided by    Net increase in net assets resulting from operations                                 $    10,616,804
Operating           Adjustments to reconcile net increase in net assets resulting from operations
Activities:         to net cash provided by operating activities:
                      Increase in receivables                                                                 (1,353,957)
                      Increase in other assets                                                                   (28,444)
                      Decrease in other liabilities                                                              (94,446)
                      Realized and unrealized loss on investments--net                                           462,635
                      Amortization of discount                                                                (1,159,353)
                                                                                                         ---------------
                    Net cash provided by operating activities                                                  8,443,239
                                                                                                         ---------------

Cash Used for       Proceeds from principal payments and sales of loan interests                              74,438,864
Investing           Purchases of loan interests                                                             (160,116,425)
Activities:         Purchases of short-term investments                                                   (1,556,602,412)
                    Proceeds from sales and maturities of short-term investments                           1,518,307,110
                                                                                                         ---------------
                    Net cash used for investing activities                                                  (123,972,863)
                                                                                                         ---------------

Cash Provided by    Cash receipts on capital shares sold                                                     141,097,548
Financing           Cash payments on capital shares tendered                                                 (16,141,051)
Activities:         Dividends paid to shareholders                                                            (4,811,318)
                                                                                                         ---------------
                    Net cash provided by financing activities                                                120,145,179
                                                                                                         ---------------

Cash:               Net increase in cash                                                                       4,615,555
                    Cash at beginning of period                                                                   40,208
                                                                                                         ---------------
                    Cash at end of period                                                                $     4,655,763
                                                                                                         ===============

Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders              $     6,082,624
Financing                                                                                                ===============
Activities:

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements                                 For the Six         For the Period
                                                                                      Months Ended      March 26, 1999++
Increase (Decrease) in Net Asset Value:                                            February 29, 2000    to August 31, 1999
Per Share           Net asset value, beginning of period                             $         10.01     $         10.00
Operating                                                                            ---------------     ---------------
Performance:        Investment income--net                                                       .37                 .27
                    Realized and unrealized gain (loss) on investments--net                     (.02)                .01
                                                                                     ---------------     ---------------
                    Total from investment operations                                             .35                 .28
                                                                                     ---------------     ---------------
                    Less dividends from investment income--net                                  (.37)               (.27)
                                                                                     ---------------     ---------------
                    Net asset value, end of period                                   $          9.99     $         10.01
                                                                                     ===============     ===============

Total Investment    Based on net asset value per share                                         3.58%+++            3.02%+++
Return:**                                                                            ===============     ===============

Ratio to Average    Expenses, net of reimbursement                                             1.42%*               .55%*
Net Assets:                                                                          ===============     ===============
                    Expenses                                                                   1.67%*              1.77%*
                                                                                     ===============     ===============
                    Investment income--net                                                     7.51%*              6.77%*
                                                                                     ===============     ===============

Supplemental        Net assets, end of period (in millions)                          $           359     $           229
Data:                                                                                ===============     ===============
                    Portfolio turnover                                                        29.84%              28.49%
                                                                                     ===============     ===============


                   *Annualized.
                  **Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                  ++Commencement of operations.
                 +++Aggregrate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at February 29, 2000 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Loan Interests for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Loan Interests were valued by calculating the mean of the last available bid and asked prices in the markets for such Loan Interests, and then using the mean of those two means. If only one quote for a particular Loan Interest was available, such Loan Interest was valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000



NOTES TO FINANCIAL STATMENTS (concluded)

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory and Administrative
Services Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets. For the six months ended February 29, 2000, MLAM earned fees of $1,398,443, of which $364,531 was voluntarily waived.

The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of .40% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 29, 2000, Merrill Lynch Funds Distributor, Inc. ("MLFD"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $127,030 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2000 were $160,116,425 and $74,433,839, respectively.

Net realized losses for the six months ended February 29, 2000 and net unrealized gains (losses) as of February 29, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses    Gains (Losses)

Long-term investments             $  (107,497)   $   (307,175)
Unfunded loan interests                    --           1,805
                                  -----------    ------------
Total                             $  (107,497)   $   (305,370)
                                  ===========    ============


As of February 29, 2000, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $307,175, of which $1,690,931 is related to appreciated securities and $1,998,106 is related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $349,303,808.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months Ended                            Dollar
February 29, 2000                     Shares        Amount

Shares sold                        14,042,762   $140,335,755
Shares issued to share-
holders in reinvestment
of dividends                          608,823      6,082,624
                                  -----------   ------------
Total issued                       14,651,585    146,418,379
Shares tendered                    (1,615,133)   (16,141,051)
                                  -----------   ------------
Net increase                       13,036,452   $130,277,328
                                  ===========   ============


For the Period March 26, 1999++                     Dollar
to August 31, 1999                    Shares        Amount

Shares sold                        23,185,920   $231,994,651
Shares issued to share-
holders in reinvestment
of dividends                          204,831      2,051,012
                                  -----------   ------------
Total issued                       23,390,751    234,045,663
Shares tendered                      (475,992)    (4,764,687)
                                  -----------   ------------
Net increase                       22,914,759   $229,280,976
                                  ===========   ============

++Prior to March 26, 1999 (commencement of operations), the Fund issued 10,000 shares to MLAM for $100,000.


5. Short-Term Borrowings:
On June 21, 1999, the Fund entered into a one-year credit agreement with The Bank of New York. The agreement is a $25,000,000 credit facility bearing interest at the Prime rate, Federal Funds rate plus
 .50% and/or Eurodollar rate plus .50%. The Fund had no borrowings under this commitment during the six months ended February 29, 2000. For the six months ended February 29, 2000, facility and commitment fees were approximately $16,000.

6. Capital Loss Carryforward:
At August 31, 1999, the Fund had a net capital loss carryforward of approximately $5,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
The Fund began a quarterly tender offer on April 19, 2000 which concludes on May 19, 2000.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


PORTFOLIO PROFILE (unaudited)

AS OF FEBRUARY 29, 2000

                                           Percent of
Ten Largest Holdings                      Total Assets

Huntsman ICI Chemicals LLC                     2.8%
Charter Communications                         2.8
Packaging Co.                                  2.1
AES Texas Funding II                           2.1
Gray Communications Systems                    2.0
Strategic Holdings Inc.                        1.8
Simmons Co.                                    1.7
Bridge Information                             1.7
Hollinger International Publishing Inc.        1.7
Premier Park Inc.                              1.7


                                           Percent of
Five Largest Industries                   Total Assets

Cable Television Services                      7.0%
Broadcasting Radio & Television                5.9
Wireless Telecommunications                    5.6
Electronics/Electrical Components              4.3
Chemicals                                      4.2


                                            Percent of
Quality Rating                              Long-Term
S&P/Moody's                                Investments

BBB/Baa                                        2.6%
BB/Ba                                         62.1
B/B                                           21.1
CCC/Caa                                        0.3
NR (Not Rated)                                13.9



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 29, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863